Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
INDEX OIL AND GAS INC.
FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2007
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Boetius, Chief Financial Officer of Index Oil and Gas Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB (the “Annual Report”) of the Company for the year ended March 31, 2007, which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Andrew Boetius
Dated: June 21, 2007		Name: Andrew Boetius Title: Chief Financial Officer, acting Principal Financial Officer, and acting Principal Accounting Officer